Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
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Commitments and Contingencies

16. Commitments and Contingencies

a) Leases

At December 31, 2016 and 2017, the Company has entered into several lease agreements with related parties and third parties for the buildings where its offices are located (as a lessee), as well as with the owners of towers and or premises where the Company has installed radio bases. The lease agreements generally have terms from one to fourteen years.

An analysis of the minimum rental payments for the next five years is shown below. In some cases, rental amounts are increased each year based on the National Consumer Price Index.

The Company has the following non-cancelable commitments under finance leases:

Year ended December 31,
2018	Ps. 45,355
2019	10,244
2020	10,244
2021	10,244
2022	10,244
2023 and thereafter	47,812

Total	134,143
Less: amounts representing finance charges	(34,697)

Present value of net minimum lease payments	99,446
Less current portion	(36,965)

Long-term obligations	Ps. 62,481

An analysis of non-cancellable operating leases is as follows:

Year ended December 31,
2018	Ps.	20,385,429
2019		19,465,817
2020		17,828,512
2021		11,868,287
2022		11,698,510
2023 and thereafter		44,304,913

Total	Ps.	125,551,468

Rent expense for the years ended December 31, 2015, 2016 and 2017 was Ps. 22,015,761, Ps. 32,300,963 and Ps. 35,571,283, respectively.

b) Commitments

At December 31, 2017, there were commitments in certain subsidiaries for the acquisition of equipment for incorporation into their 4G networks for an amount up to approximately Ps. 13,186,926 (US$ 666,454). The completion period of these projects depends upon the type of fixed assets under construction. In the case of telephone plant (switching transmission), it takes six months on average; for others, it may take more than 2 years.

These commitments will be paid as follows:

Less than 1 year	Ps. 11,920,981
1 to 3 years	1,265,945

Total	Ps. 13,186,926

As of December 31, 2017, the Company has purchase commitments with telephone manufacturers for cellular phones for resale for approximately Ps. 12,307,327 (US$622,000), for delivery through March 2018.

In addition, Tracfone has entered into long-term contracts with wireless carriers for the purchase of airtime minutes and data at current market prices. The purchase commitments are with two carriers and at December 31, 2017, these commitments are expected to be paid as follows:

Year ended December 31,
2018	Ps	. 72,201,668
2019		53,621,957
2020		16,027,227

Total	Ps	. 141,850,852

c) Contingencies

I. MEXICO

a. América Móvil

Tax Assessment

In December 2014, the Mexican Tax Administration Service (Servicio de Administración Tributaria, or “SAT”) notified the Company of a Ps. 529,700 tax assessment related to the Company’s tax return for the fiscal year ended December 31, 2005, and reduced the Company’s consolidated tax loss for that year from Ps. 8,556,000 to zero. The Company has challenged this assessment in federal tax court, and the challenge is still pending. The Company has not established a provision in the accompanying consolidated financial statements for a loss arising from this assessment, which it does not consider probable.

ICSID (Additional Facility) Arbitration Proceedings

In August 2016, AMX initiated an arbitration claim against the Republic of Colombia (the “ICSID Arbitration”) on behalf of itself and its subsidiary Comcel under the ICSID Additional Facility Rules pursuant to the investment chapter of the Mexico-Colombia Free Trade Agreement (the “Mexico-Colombia FTA”). The claim relates to certain measures adopted by Colombia since August 2013, including the Colombian Constitutional Court’s decision of 2013 holding that certain laws eliminating the reversion of telecommunication assets did not apply to concessions granted prior to 1998, among them, Comcel’s concessions. As a result, the Ministry of Information Technology and Communications (Ministerio de Tecnologías de la Información y las Comunicaciones or “ITC Ministry”) refused to recognize Comcel’s property rights over its assets following the termination of its concession contracts and decided that Comcel must pay a fee to rent those assets. Moreover, the ITC Ministry initiated an arbitration proceeding pursuant to the concession contracts seeking the reversion of all assets related to those contracts. This has prevented Comcel from using or disposing of its assets freely. AMX has requested compensation on the basis of Colombia’s breach of the Mexico-Colombia FTA and other international legal obligations.

In September 2017, the tribunal issued the first procedural order setting out the procedural calendar. AMX submitted its memorial on jurisdiction and the merits of its claim in December 2017. The parties to the arbitration will exchange further written pleadings in 2018. No hearing date has yet been fixed.

b. Telcel

Mobile Termination Rates

The mobile termination rates between Telcel and other operators have been the subject of various legal proceedings. As of the date of this report, all proceedings arising from interconnection disagreements in which the IFT set the tariffs applicable for 2014 have been resolved, confirming the IFT’s rates. As such resolutions were not subject to suspension, there was no contingency at the expense of the Company.

All proceedings related to the interconnection rates between 2015 and 2016 were resolved by the IFT. Telcel has contested the fact that the rates set by the IFT were not determined as of the date of the applicable resolutions but since January, 2015, and such challenge was resolved in favor of the Company by the Mexican Supreme Court (Suprema Corte de Justicia de la Nación or “SCJN”). As a consequence, Telcel has a balance it may collect from other operators, due to the difference between the amount actually paid and the amount that should have been paid in accordance with the applicable rates.

With respect to the termination rates for 2017, Telcel has challenged the applicable resolutions and such challenges are still pending.

Given the fact that the “zero rate” that prevented Telcel from charging interconnection rates in its mobile network was held unconstitutional by the SCJN, the IFT has determined asymmetric interconnection rates for the termination of traffic in Telcel’s and other operators’ networks for 2018. The resolutions setting said rates have been challenged by Telcel and such challenges are still pending.

The Company expects that mobile termination rates, as well as other rates applicable to mobile interconnection (such as transit), will continue to be the subject of litigation and administrative proceedings in Mexico. The Company cannot predict when or how these matters will be resolved or the financial effects of any such resolution. As of December 31, 2017, the Company has a provision of approximately Ps. 494,488 in the accompanying consolidated financial statements to cover the losses considered probable.

Class Action Lawsuits

The Federal Consumer Bureau (Procuraduría Federal del Consumidor, or “Profeco”) initiated a proceeding before Mexican courts in 2011 on behalf of customers who alleged deficiencies in the quality of Telcel’s network in 2010 and breach of customer agreements. In June 2017, this proceeding was resolved in favor of Telcel, as Profeco failed to prove any breach by Telcel of the standard contract form executed by Telcel’s customers.

Telcel is also subject to two class action lawsuits initiated by customers allegedly affected by Telcel’s quality of service and wireless and broadband rates. The Company does not currently have enough information on these proceedings to determine whether any of the class action lawsuits could have an adverse effect on the Company’s business and results of operations in the event that they are resolved against Telcel. Consequently, the Company has not established a provision in the accompanying consolidated financial statements for a loss arising from these proceedings.

c. Telmex and Telnor

Monopolistic Practices Investigation

During 2007, Cofeco initiated one investigation into alleged monopolistic practices of Telmex and Telnor related to the fixed-network interconnection services market. Telmex and Telnor have filed legal proceedings in connection with this ruling, including an appeal for relief, which was resolved against Telmex and Telnor on April 16, 2018.

IFT Proceedings Against Telmex

In November 2008, Telmex entered into certain commercial agreements with Dish México Holdings, S. de R.L. de C.V. and its related companies (“Dish”), involving billing, collection services, distribution and equipment leasing. In addition, Telmex had an option that allowed it to purchase shares representing 51% of the capital stock of Dish México, S. de R.L. de C.V. (“Dish México”). In July 2014, Telmex waived its rights under such option.

In January 2015, the IFT imposed a fine on Telmex for an amount of Ps. 14,414 on the grounds that an alleged merger (concentración) between Telmex and Dish was not notified in November 2008. Telmex filed an appeal for relief against this resolution (amparo) and the case is pending. The Company cannot predict the outcome of such proceedings.

In August 2015, in relation with some Dish operations, the IFT initiated several proceedings in order to determine potential violations of (i) Telmex’s concession, with respect to an alleged indirect exploitation of a public television services concession and (ii) certain provisions of the Mexican Constitution (Constitución Política de los Estados Unidos Mexicanos) and the Federal Telecommunications and Broadcasting Law (Ley Federal de Telecomunicaciones y Radiodifusión) regarding the cost-free rule of re-transmission of television broadcast signals (commonly known as “must offer”), through other operators.

d. America Central Tel

Tax Assessment

In August 2016, the SAT notified the Company’s subsidiary América Central Tel, S.A. de C.V. (“ACT”) of a tax assessment of approximately Ps. 1,244,000, for alleged tax improprieties for the fiscal year ended December 31, 2008. The SAT alleged that certain taxes paid by ACT in Guatemala in relation to dividends received in Mexico could not be applied as tax credits for income tax purposes in Mexico. ACT has challenged the SAT’s assessment though an administrative appeal and a resolution is still pending. The Company has not established a provision in the accompanying consolidated financial statements for a loss arising from this assessment, which the Company does not consider probable.

e. Sercotel

Tax Assessment

In March 2012, the SAT notified the Company and its subsidiary Sercotel, S.A. de C.V. (“Sercotel”) of a fine of approximately Ps. 1,400,000 for alleged tax improprieties arising from the transfer of certain accounts receivable from one of the Company’s other subsidiaries to Sercotel. In July 2014, the Company challenged the fine before the federal tax court, and the challenge is still pending. The Company has not established a provision in the accompanying consolidated financial statements for a loss arising from this fine, which the Company does not consider probable.

II. BRAZIL

Following the merger in 2014 of the Company’s subsidiaries Empresa Brasileira de Telecomunicações S.A. (“Embratel”), Embratel Participações S.A. (“Embrapar”) and Net Serviços de Comunicação S.A. (“Net Serviços”) into Claro S.A. (“Claro Brasil”), Claro Brasil became the legal successor of Embratel, Embrapar and Net Serviços.

a. Tax Matters

ICMS

As of December 31, 2017, the Company’s Brazilian subsidiaries Claro Brasil, Star One S.A. (“Star One”), Primesys Soluções Empresariais S.A. (“Primesys”), Telmex Do Brasil Ltda. (“TdB”), Americel S.A. (“Americel”), Brasil Telecomunicações S.A. (“BrTel”) and TVSAT Telecomunicações S.A. (“TV SAT”), had aggregate tax contingencies related to value-added tax (“ICMS”) of approximately Ps. 64,749,404 (R$10,825 million). As of December 31, 2017, the Company has established a provision of Ps. 3,541,030 (R$ 592 million) in the accompanying consolidated financial statements for the losses arising from these contingencies that the Company considers probable. Such ICMS contingencies include:

•

Tax assessments against Star One in the amount of Ps. 23,668,673 (R$ 3,957 million) based on allegations that the provision of satellite capacity by Star One is subject to ICMS. The Company is contesting these tax assessments in separate proceedings at different litigation stages and has obtained favorable judicial decisions in two proceedings. The Company has not established a provision in the accompanying consolidated financial statements to cover losses arising from these assessments, which the Company does not consider probable.

•	Tax assessments against Claro Brasil and Americel in the amount of Ps. 7,363,189 (R$ 1,231 million), due to a decision that held certain benefits granted by the Brazilian states unconstitutional. The Company has not established a provision in the accompanying consolidated financial statements to cover losses arising from these assessments, which the Company does not consider probable.

•	A tax assessment against Primesys in the amount of Ps. 4,510,028 (R$ 754 million), related to ICMS over certain activities not deemed as part of data communication services. The Company has not established a provision in the accompanying consolidated financial statements to cover losses arising from this assessment, which the Company does not consider probable.

CSLL/IRPJ

As of December 31, 2017, Claro Brasil, Americel, BrTel and Star One had aggregate tax contingencies related to social contribution on net income (“CSLL”) and corporate income tax (“IRPJ”) in an amount of Ps. 20,929,161 (R$ 3,499 million). As of December 31, 2017, the Company has established a provision of Ps. 3,158,216 (R$ 528 million) in the accompanying consolidated financial statements for the losses arising from these contingencies that the Company considers probable.

The aforementioned CSLL/IRPJ contingencies include a tax assessment against Claro Brasil in the amount of Ps. 12,728,566 (R$ 2,128 million) alleging the undue amortization of goodwill amounts between 2009 and 2012, and charging CSLL, IRPJ and penalties due to the late payment of taxes. Claro Brasil has challenged this assessment at the administrative level and the challenge is still pending. The Company has not established a provision in the accompanying consolidated financial statements to cover losses arising from this assessment, which the Company does not consider probable.

PIS/COFINS

As of December 31, 2017, Claro Brasil, Americel, Star One, TdB and Brasil Center Comunicações Ltda. (“Brasil Center”) had aggregate tax assessments related to social integration program (“PIS”) and contribution for social security financing (“COFINS”) in the amount of Ps. 32,999,765 (R$ 5,517 million). As of December 31, 2017, the Company has established a provision of Ps. 20,743,735 (R$ 3,468 million) in the accompanying consolidated financial statements for the losses arising from the PIS/COFINS assessments that the Company considers probable. With respect to such PIS/COFINS assessments:

•	Claro Brasil and Americel have commenced lawsuits against the Brazilian Federal Revenue Service seeking a ruling on constitutional grounds to exclude ICMS payments and interconnection fees from the base used to calculate PIS and COFINS tax obligations. Pending a final ruling and pursuant to applicable Brazilian procedure, the companies have paid the tax based on their position in the lawsuits, and have established a provision for the disputed amounts. As of December 31, 2017, the total amount in dispute was approximately Ps. 20,636,069 (R$ 3,450 million).

•	Tax assessments against Claro Brasil and Americel related to the offset of PIS and COFINS credits recorded in the non-cumulative method in an amount of Ps. 9,426,795 (approximately R$ 1,576 million) as of December 31, 2017. The Company has not established a provision in the accompanying consolidated financial statements to cover the losses arising from this contingency, which the Company does not consider probable.

FUST/FUNTTEL

Anatel has initiated administrative proceedings against Claro Brasil, Americel, Primesys, TdB, Star One, BrTel and TVSAT in an aggregate amount of Ps. 17,107,002 (R$ 2,860 million) mainly based on an allegedly improper exclusion of interconnection revenues and costs from the basis used to calculate its fund for universal telecommunication services (“FUST”) obligations. The companies are contesting these assessments. As of December 31, 2017, the Company has established a provision of Ps. 11,963 (R$ 2 million) in the accompanying consolidated financial statements to cover the losses arising from these assessments that the Company considers probable.

In addition, the Brazilian Ministry of Communications (Ministério das Comunicações) has initiated administrative proceedings against Claro Brasil, Americel, Primesys, TdB, Star One, BrTel and TVSAT totaling an amount of Ps. 5,736,229 (R$ 959 million) as of December 31, 2017, due to an alleged underpayment of their obligations to telecommunications technology development fund (“FUNTTEL”). The companies have challenged these assessments, which are still pending. As of December 31, 2017, the Company has established a provision of Ps. 5,981 (R$ 1 million) in the accompanying consolidated financial statements to cover the losses arising from these assessments that the Company considers probable.

ISS

The Municipal Revenue Services have issued tax assessments against Claro Brasil, Brasil Center and Primesys, totaling an aggregate amount of approximately Ps. 3,535,048 (R$ 591 million) due to the alleged nonpayment of Brazilian services tax (“ISS”) over several telecommunication services, including Pay TV services, considered as taxable for ISS by these authorities. The companies have challenged the tax assessments on the grounds that the services cited are not subject to ISS tax and these challenges are still pending. As of December 31, 2017, the Company has established a provision of Ps. 29,907 (R$ 5 million) in the accompanying financial statements for the losses arising from these assessments that the Company considers probable.

TFI

As of December 31, 2017, Anatel has fined Claro Brasil and Americel a total of Ps. 13,793,268 (R$ 2,306 million), for an unpaid installation inspection fee (Taxa de Fiscalização de Instalação, or “TFI”) allegedly due for the renovation of radio base stations. Claro Brasil and Americel have challenged the fine, arguing that there was no new equipment installation that could lead to this charge, and the challenges are still pending. The Company has not established a provision in the accompanying consolidated financial statements to cover losses arising from these proceedings, which the Company does not consider probable.

Other Tax Contingencies

There are several other tax contingencies involving Claro Brasil, Americel, Star One, TdB and Primesys in an aggregate amount of Ps. 12,620,900 (R$ 2,110 million) related to a variety of taxes and government programs. As of December 31, 2017, the Company has established a provision of Ps. 5,084,249 (R$ 850 million) in the accompanying consolidated financial statements for the losses arising from these contingencies that the Company considers probable.

b. Regulatory Matters

Inflation-Related Adjustments

Anatel has challenged the calculation of inflation-related adjustments due under the concession agreements with Tess S.A. (“Tess”), and Algar Telecom Leste S.A. (“ATL”), two of the Company’s subsidiaries that were previously merged into Claro Brasil. Anatel rejected Tess and ATL’s calculation of the inflation-related adjustments applicable to 60% of the concessions price (which was due in three equal annual installments, subject to inflation-related adjustments and interest), claiming that the companies’ calculation of the inflation-related adjustments resulted in a shortfall of the installment payments. The companies have filed declaratory and consignment actions seeking resolution of the disputes and have obtained injunctions from a federal appeals court suspending payment until the pending appeals are resolved.

The amount of the alleged shortfall as well as the method used to calculate monetary correction are subject to judicial disputes. If other methods or assumptions are applied, the amount may increase. In January 2018, Anatel calculated the monetary correction in a total amount of Ps. 20,336,995 (R$ 3.4 billion). As of December 31, 2017, the Company has established a provision of Ps. 3,983,658 (R$ 666 million) in the accompanying consolidated financial statements for the losses arising from these contingencies that the Company considers probable.

Reversible Assets

Claro Brasil’s long-distance fixed-line concessions provide that the concessionaire’s assets that are “indispensable” for the provision of domestic and international long-distance fixed-line services cannot be disconnected, replaced or sold without the prior regulatory approval of Anatel. Upon expiration of these concessions, those assets that are “indispensable” to provide domestic and international long distance fixed-line services will revert to the Brazilian government, in which case any compensation for investments made in those assets would be the depreciated cost of such assets. Brazilian law does not provide any guidance as to which assets would be subject to reversion under these concessions, and there is no precedent establishing: (i) which assets are “indispensable” under these concessions at the time of their expiration or (ii) the treatment of assets that are also used for telecommunications services not regulated by the concessions. Those assets Claro Brasil uses exclusively in the provision of wireless and Pay TV services are not subject to reversion. See Note 2.

In the second half of 2015, Anatel fined Claro Brasil approximately Ps. 59,815 (R$ 10 million) and imposed the obligations listed below on Claro Brasil in connection with the alleged non-compliance with requirements set out in the Reversible Assets Regulation (Regulamento de Bens Reversíveis).

•	To make a deposit within 180 days of approximately Ps. 5,203,878 (R$ 870 million) in an escrow account to buy other assets which would be subject to reversion and thereby replace the assets removed. However, if the assets were replaced, Claro Brasil may instead deposit the difference between their sale price and the price of assets purchase to replace them. According to Anatel, such amount represents the value of the assets that were being allegedly removed from the assets list reported to Anatel without a justification for the alleged removal.

•	Within 180 days following Anatel’s decision, the inclusion in all agreements executed after the Reversible Assets Regulation (Regulamento de Bens Reversíveis) came into effect, of mandatory provisions related, among others, to the indispensability of those assets for the provision of the services under the concessions, Anatel’s subrogation rights under those agreements and the obligation of their counterparty not to encumber the assets used by Claro Brasil thereunder.

•	To file an appeal against any order imposing a lien on any Claro Brasil’s reversible assets within 30 days from the date Claro Brasil received notice of the decision.

In 2015, Claro Brasil appealed the decision, causing a temporary suspension of its obligations. On January 18, 2018, Anatel issued a new decision eliminating the obligation to deposit the Ps. 5,203,878 (R$ 870 million) in an escrow account and reducing the fine from Ps. 59,815 (R$ 10 million) to Ps. 14,954 (R$ 2.5 million).

Other regulatory disputes

Claro Brasil is party to other judicial disputes with Anatel in an aggregate amount of Ps. 12,267,993 (R$ 2,051 million). As of December 31, 2017, the Company has established a provision of Ps. 645,999 (R$ 108 million) in the accompanying consolidated financial statements for the losses arising from these disputes that the Company considers probable.

c. Other Civil, Environmental and Labor Contingencies

Claro Brasil and its subsidiaries are party to other civil, environmental and labor claims, as described below. In each case, the Company is contesting the claims at different stages. As of December 31, 2017, the Company has established the following provisions for those losses arising from these claims that the Company considers probable.

•	Civil: Claims for Ps. 29,458,736 (R$ 4,925 million), including those filed by its Pay TV, internet access and telephone service customers and a provision of Ps. 939,091 (R$ 157 million) in the accompanying consolidated financial statements.

•	Environmental: Claims for Ps. 4,019,547 (R$ 672 million) and a provision of Ps. 65,796 (R$ 11 million) in the accompanying consolidated financial statements.

•	Labor: Claims for Ps. 53,952,852 (R$ 9,020 million) filed by current and former employees and a provision of Ps. 2,667,735 (R$ 446 million) in the accompanying consolidated financial statements.

d. Third-Party Disputes

Claro Brasil, Americel, TdB, Primesys, Brasil Center and their subsidiaries are parties to certain disputes with third parties in connection with former sales agents, outsourced companies’ contract cancellation, increases in monthly subscription rates and channel transmission, class actions, real estate issues, disputes with former employees regarding health care payments and other matters. The cases, which are in advanced stages of litigation, are for claims in an aggregate amount of Ps. 25,307,596 (R$ 4,231 million). As of December 31, 2017, the Company has established a provision of Ps. 2,350,717 (R$ 393 million) in the accompanying consolidated financial statements for the losses arising from these disputes that the Company considers probable.

III. COLOMBIA

Local Arbitration Proceedings (Bogotá Chamber of Commerce)

In 2013, the Colombian Constitutional Court rendered a decision holding that certain laws eliminating the reversion of telecommunication assets in Colombia did not apply to concessions granted prior to 1998 and that the reversion of assets under those earlier concession agreements would be governed by their contractual terms. Following the termination of Comcel’s concession contracts, Comcel and the ITC Ministry initiated discussions with respect to the liquidation of Comcel’s concession contracts. However, as a result of the Constitutional Court’s decision, the ITC Ministry took the position that assets under Comcel’s concession contracts should revert to the Colombian government. Comcel disputes the ITC Ministry’s interpretation of the Constitutional Court’s decision and contends that the reversion of assets should not apply.

In February 2016, the ITC Ministry initiated an arbitration claim against Comcel before the Bogotá Chamber of Commerce pursuant to the concession contracts. In its claim, the ITC Ministry requested (a) the liquidation of the concession contracts, (b) the reversion of all assets related to the concession contracts and (c) monetary compensation in case the assets cannot be reverted without affecting the continuity of the mobile services.

In July 2017, the arbitral tribunal ordered the reversion of certain assets of Comcel to the ITC Ministry. Such asset reversion was ordered under Comcel’s original concession agreements granted in 1994 and extended through 2013 without applying laws 422 of 1998 and 1341 of 2009 which had eliminated such reversion. In lieu of surrendering the assets, the arbitration tribunal ordered Comcel to pay Ps. 18,547,629 (approximately COP$ 3,155 billion). As required by the ITC Ministry, in August 2017, Comcel made such payment under protest reserving all of its rights and those of its shareholders. Comcel has challenged the decision of the arbitral tribunal in accordance with Colombian legislation.

IV. ECUADOR

a. Conecel

Tax Assessments

In 2011 and 2012, the Ecuadorian Internal Revenue Services (Servicios de Rentas Internas del Ecuador, or “SRI”) notified Conecel of tax assessments of Ps. 2,354,617 (US$ 119,000) relating to income tax for fiscal years 2007 through 2009, which were challenged by Conecel. Following an amnesty law enacted by the National Assembly (Asamblea Nacional) in May 2015, that granted the remission of interest and penalties from tax obligations, Conecel applied for amnesty pursuant this new law in connection with the tax assessments for the 2007 and 2009 fiscal years and paid a total amount of Ps. 1,278,221 (US$ 64,600) in connection with such fiscal years. In October 2015, the National Court of Justice (Corte Nacional de Justicia) ruled in favor of SRI with regard to the tax assessment for the fiscal year 2008. As of December 31, 2017, Conecel has made payments in the amount of Ps. 892,499 (US$ 45,106), in connection with the 2008 tax assessment, representing the total amount owed in connection with such assessment.

Monopolistic Practices Proceedings

In February 2014, following a regulatory claim filed in 2012 by state-owned operator Corporación Nacional de Telecomunicaciones (“CNT”), the Superintendency of Control of Market Power (Superintendencia de Control del Poder del Mercado, or “SCPM”) imposed a fine on Conecel of Ps. 2,738,479 (US$ 138,400) for alleged monopolistic practices. CNT alleged that Conecel had exclusive rights to deploy its network in five locations and was thereby preventing CNT from deploying its own network in the same locations. In March 2014, Conecel challenged the fine and posted a guarantee for 50% of its value. Through a judicial order issued the same month, the fine was suspended while it is pending. Conecel denies any wrongdoing and contends that CNT had other alternative sites in the same locations where it could have deployed its network. As of December 31, 2017, the Company has not established a provision in the accompanying consolidated financial statements to cover losses arising from this proceeding that the Company does not consider probable.

Conecel was also subject to one proceeding initiated by the SCPM to assess Conecel’s compliance with the administrative injunction issued by the SCPM as part of its decision that admitted the claim filed by CNT in 2012. In August 2016, the SCPM, imposed a fine on Conecel of Ps. 1,622,509 (US$ 82 million). Conecel challenged this decision and posted a guarantee for Ps. 817,191 (US$ 41.3 million). On September 1, 2017, the District Court ruled in favor of Conecel overruling the SCPM’s decision. The SCPM filled several challenges against this ruling all of which have been ruled in favor of Conecel. On January 5, 2018, Conecel was notified of a definitive and unappealable ruling by the Constitutional Court and a as consequence thereof, the guarantee posted by Conecel was returned in full and the proceeding is considered terminated.

V. BULGARIA

a. Mobiltel

Tax Assessments

In June 2014, the Bulgarian tax authorities issued a tax assessment against Mobiltel EAD (“Mobiltel”) in connection with the amortization of its brand name and customer base for fiscal year 2007, in an amount of approximately Ps. 539,214 (€ 22.7 million), including interest as of December 31, 2017. In 2015, Mobiltel challenged this assessment. In October 2015, the Administrative Court [GRAPHIC] issued a ruling favorable to Mobiltel, which was subsequently challenged by the tax authorities and forwarded to the Supreme Administrative Court. In February 2017, the Supreme Administrative Court ruled in favor of Mobiltel with respect to Mobiltel’s customer base and rejected the appeal related to the brand name.

In September 2015, the tax authorities issued a second tax assessment based on the same allegations for fiscal year 2008, in October 2016 for the year 2009 and in September 2017 for the year 2010. All three tax assessments covering the years 2008 – 2010 were challenged before the higher tax authority. In July 2017, Mobiltel received tax assessments for the years 2008 and 2009 and in November 2017, for the year 2010. All of these assessments once again included Mobiltel’s brand name and customer base as item not tax deductible in an amount totaling Ps. 1,482,245 (€ 62.4 million), including interest calculated as of December 31, 2017.

In July 2017, Mobiltel challenged the 2008 and 2009 tax assessments before the administrative court in Sofia. The accounting expertise appointed has confirmed that Mobiltel correctly treated and booked both trade name and customer base. In December 2017, Mobiltel challenged the 2010 tax assessment. As of December 31, 2017 Mobiltel has issued bank guarantees covering up to Ps. 1,496,498 (€ 63 million) to secure the tax liability in connection with these tax assessments.

A subsequent tax audit covering the years 2011 to 2013 has already finished and the audit reports were received in December 2017. However, these reports did not take into consideration the Supreme Administrative Court ruling with respect to the 2007 fiscal year and additional tax was imposed in connection with the amortization of brand name and customer base in an amount equal to Ps. 581,971 (€ 24.5 million). These tax assessments have also been challenged by Mobiltel and a resolution is still pending. Tax and interests for brand name for the years 2008 to 2012 have been provided for.